Supplement dated May 30, 2025
to the following statutory prospectus(es):
Nationwide Destination Freedom+ Variable Annuity dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Contract, for the Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class, the value in the Current Expenses cell is deleted and replaced with the following: 0.72%
2. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Contract, for the Invesco - Invesco V.I. Balanced-Risk Allocation Fund: Series II Shares, the value in the Current Expenses cell is deleted and replaced with the following: 1.13%
3. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Contract, for the BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III, the value in the Current Expenses cell is deleted and replaced with the following: 1.02%
4. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Contract, for the Invesco V.I. Equally-Weighted S&P 500 Fund: Series II Shares, the value in the 1 Year Return cell is deleted and replaced with the following: 12.42%
5. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Contract, for the First Eagle Variable Funds - Overseas Variable Fund, the value in the Current Expenses cell is deleted and replaced with the following: 1.21%
PROS-1005